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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-42678) of Ixia of our reports dated January 23, 2001 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Woodland Hills, California
March 30, 2001